SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report: (Date of earliest event reported): June 7, 2005


                        ETERNAL TECHNOLOGIES GROUP, INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-27929
                            ------------------------
                            (Commission file number)

          Nevada                                       62-1655508
------------------------------            --------------------------------------
 (State or other jurisdiction            (I.R.S. Employer Identification Number)
  of incorporation)


                     Sect. D, 5/F, Block A. Innotech Tower,
                 235 Nanjing Rd. Heping District, Tianjin 300052
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               011-86-22-2721-7020
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                   ------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 2.02 Results of Operations and Financial Conditions

     On June 7, 2005, the Company issued a press release updating the market on its year to date business. A copy of the press release is included as an Exhibits to this filing.

Item 9.01. Financial Statements and Exhibits

     (c)  Exhibits

     99.1      Press release dated June 7, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ETERNAL TECHNOLOGIES GROUP, INC.


June 9, 2005                       /s/ JiJun Wu
                                   --------------------------------------
                                   President and Chief Executive Officer